NET INCOME PER SHARE AND NET INCOME ATTRIBUTABLE TO ORDINARY SHAREHOLDERS	12 Months Ended
Dec. 31, 2023
NET INCOME PER SHARE AND NET INCOME ATTRIBUTABLE TO ORDINARY SHAREHOLDERS
NET INCOME PER SHARE AND NET INCOME ATTRIBUTABLE TO ORDINARY SHAREHOLDERS

13.   NET INCOME PER SHARE AND NET INCOME ATTRIBUTABLE TO ORDINARY SHAREHOLDERS

The basic and diluted net income per share for each of the years presented are calculated as follows:

	Years ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Numerator:
Net income	1,032,984	1,194,871	2,080,197
Denominator:
Weighted average number of ordinary shares outstanding, basic	169,029,826	174,695,959	176,749,706
Plus incremental weighted average ordinary shares from assumed vesting of RSUs using the treasury stock method	1,560,377	695,373	1,938,613
Weighted average number of ordinary shares outstanding, diluted	170,590,203	175,391,332	178,688,319

Basic net income per share	6.1113	6.8397	11.7692
Diluted net income per share	6.0554	6.8126	11.6415